Comerica Incorporated

Credit Suisse Financial Services Forum
February 9, 2016

Curt Farmer
President

Karen Parkhill
Vice Chairman and Chief Financial Officer

Pete Guilfoile
Executive Vice President and Chief Credit Officer

Comerica Bank®

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; changes in regulation or oversight; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, including the energy industry; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; factors impacting noninterest expenses which are beyond Comerica's control; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; changes in Comerica's credit rating; unfavorable developments concerning credit quality; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2014. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank®

2

Comerica: A Brief Overview

Comerica Strengths

Founded 166 years ago	LONG HISTORY
Products & services of a large bank with the culture of a community bank	NIMBLE SIZE $72B in Assets
Strong presence in Texas, California, & Michigan	ATTRACTIVE FOOTPRINT
Complemented by Retail Bank and Wealth Management	PRIMARILY A BUSINESS BANK
Trusted Advisor approach	RELATIONSHIP BANKING STRATEGY
Strong capital position, Prudent credit underwriting	CONSERVATIVE

Loans by Geography

($ in billions; 4Q15 average)



California $17.0 35%
Texas $10.9 22%
Total $48.5
Other Markets $7.6 16%
Michigan $13.0 27%

Deposits by Geography

($ in billions; 4Q15 average)



California $18.5 31%
Texas $10.8 18%
Total $59.7
Other[1] $8.3 14%
Michigan $22.1 37%

12/31/15 • [1]Consists of Other Markets ($7.9B) & Finance/ Other ($0.4B).

Comerica Bank

3

Comerica: Our Focus

GROWING LOANS & FEE INCOME	• Positioned in **faster growing markets and industries** • Focus on cross-sell to drive fee income
CONTROLLING EXPENSES	• Continued **tight expense control** while making necessary investments
MAINTAINING ASSET QUALITY	• **Strong credit culture** leads to **solid credit metrics** • **Weathered cycle well** relative to peers
MANAGING CAPITAL	• **Strong Capital base**; Basel III Common Equity Tier 1 Capital: 10.53%[2] • Continue **share buyback**; Increased dividend in 3Q15
POSITIONED FOR RISING RATES	• **200 bps increase** in rates expected to result in **>10% increase in net interest income[1]**

12/31/15 • [1]Analysis based on non-parallel gradual increase in interest rates over 12 months. For methodology see the Company's Form 10-Q, as filed with the SEC. • [2]Estimated

Comerica Bank

4

43.8 49.5 51.7 54.8 58.3 010 2030 4050 60 2011 2012 2013 2014 2015 Other TX CA MI 5 Diverse Geographic FootprintAssists in driving consistent, steady growth Average Deposits($ in billions) 40.1 43.3 44.4 46.6 48.6 0 10 20 30 40 50 2011 2012 2013 2014 2015 Other TX CA MI Average Loans ($ in billions) Florida7 Michigan 214 Arizona19 Texas133 California103 U.S. Banking Centers by Location 1 1 Total 476 Comerica Economic Activity Indices2:  MI index improved resulting in 2% year over year increase in Nov.  CA index improved in Nov. with job growth of 3% (compared to 2% for US)  TX index decreased slightly in Nov., but at 4.7% unemployment remains below national average 12/31/15 ● 1Includes Sterling Bancshares from July 2011 acquisition. ● 2Source: Comerica Economics 6 MichiganMarket leadership position with strong deposit base 18.5 19.6 20.3 21.0 21.9 2011 2012 2013 2014 2015 Diverse Loan Portfolio($ in billions; 2015 average) = Total Middle Market - 58% General Middle Market50% National Dealer8% Corporate Banking7% Commercial Real Estate3% Small Business11% Retail Banking8% Private Banking13% Total$13.2 General Middle Market25% Corporate Banking5% Commercial Real Estate1% Small Business6% Retail Banking57% Private Banking6% Strong Retail Deposit Share($ in billions; 2015 average) Total$21.9 Average Deposits ($ in billions) 12/31/15

California

Deep expertise driving growth



Areas of Loan Growth
($ in billions; Average)
Technology & Life Sciences
Equity Fund Services
0.9
0.3
2.1
0.7
2011
2015
National Dealer Services
2.0
3.7
2011
2015
Commercial Real Estate
1.3
2.1
2011
2015
Private Banking
1.5
2.0
2011
2015



Diverse Loan Portfolio
($ in billions; 2015 average)
Total $16.6
Small Business 4%
Retail Banking 2%
Private Banking 12%
General Middle Market 25%
Entertainment 4%
Environmental Services 1%
National Dealer 23%
Tech. & Life Sciences 12%
Corporate Banking 5%
Commercial Real Estate 12%
= Total Middle Market - 65%

12/31/15

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Texas

Business friendly state that has weathered many cycles

- Established presence: 1988
- Growth over past five years
  - Average Loans +10% (CAGR)
  - Average Deposits + 9% (CAGR)
- Less than 15% of Texas GDP consists of energy sector[1]
- Comerica's strategy built to withstand economic cycles



Texas Market Loans
($ in billions; 4Q15 average)
Total $10.9
San Antonio $0.2B 2%
Houston $3.7B 34%
Austin $0.6B 5%
Other[2] $1.6B 15%
Dallas $4.8B 44%



Diverse Loan Portfolio
($ in billions; 2015 average)
Total $11.2
National Dealer 4%
Tech. & Life Sciences 3%
Corporate Banking 4%
Commercial Real Estate 11%
Small Business 14%
Retail Banking 3%
Private Banking 7%
General Middle Market 22%
Energy 31%
Environmental Services 1%
= Total Middle Market - 61%

12/31/15 • [1]Source: Comerica Economics; December 2015 • [2]Includes Sterling Bancshares from July 2011 acquisition.

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Multifamily 46% Retail 11% Commercial 12% Office7% Single Family 8% Multi-Use3%Land Carry 6% Other 7% Dallas 32% Houston 30% Austin 25% San Antonio7% Other 6% 9 Commercial Real Estate Line of BusinessLong history of working with well established developers 12/31/15 ● 1Excludes CRE line of business loans not secured by real estate. ● 2Includes CRE line of business loans not secured by real estate. CRE by Property Type1($ in millions; Period-end, based on location of property) Michigan 7% California 45% Texas29%Florida 3% Other 16% CRE by Market1($ in millions; Period-end, based on location of property) Total$3,808 Total$3,808 4.4 4.1 3.7 4.1 4.6 2011 2012 2013 2014 2015 CRE Period-end2($ in millions) Total$1,113 10 Growth in Technology and Life Sciences20+ Years experience provides competitive advantage 12/31/15 ● 1TLS net charge-offs to avg. TLS loans 0.3 0.3 0.4 0.6 1.0 1.3 1.8 2.0 2.5 3.1 2011 2012 2013 2014 2015 Equity Fund Services Technology & Life Sciences Avg. Loans($ in billions) Customer Segment Overview(based on period-end loans)  Strong relationships with top-tier investors  Granular portfolio: ~850 customers (including ~175 customers in Equity Fund Services)  Closely monitor cash balances  Numerous verticals, many with concentration limits• Ad tech ● Cyber security• Software ● Life sciences Net Charge-off Ratio1(In basis points) Total $3.3B 80 57 61 89 108 2011 2012 2013 2014 2015 Early Stage~10% Growth~35% Late Stage~10% Leveraged Finance~5% Equity Fund Services~40% l .4

 Ex-energy3, 4Q15 credit improved with a decline in criticized and nonaccruals  Total criticized less than 7% of loans  Total nonaccruals 0.8% of loans  Outside of energy3, we are not seeing significant credit deterioration 11 Credit Quality Consistently Better Than PeersRemains Well Below Historical Levels 12/31/15 ● 1Source: SNL Financial ● 22015 data as of 9/30/15. ● 3Information includes all loans related to energy at 12/31/15, including Energy business line (~$3.1B) & other businesses (~$625MM) that have a sizable portion of their revenue related to energy or could be otherwise disproportionately negatively impacted by prolonged low oil and gas prices. NPLs as a % of Total Loans(In basis points) 0 40 80 120 160 200 240 2007 2008 2009 2010 2011 2012 2013 2014 2015 Total CMAPeer Average Net Charge-offs as % of Total Loans(In basis points) 1 60 140 220 300 380 460 2007 2008 2009 2010 2011 2012 2013 2014 2015 Total CMAPeer Average 1 2 $ in millions Criticized NAL 4Q15 NCO E&P $967 $108 $13 Midstream 42 - - Services 235 24 14 Energy-related 187 29 6 TOTAL $1,431 $161 $33 12 Energy Reserve IncreasedContinued decline in loans; losses expected to be manageable3 12/31/15 ● 1Information includes all loans related to energy at 12/31/15, including Energy business line (~$3.1B) & other businesses (~$625MM) that have a sizable portion of their revenue related to energy or could be otherwise disproportionatelynegatively impacted by prolonged low oil and gas prices ● 2The bank's entire allowance is available to cover any & all losses. The allocation of allowance for energy loans reflects our robust allowance methodology which contains quantitative and qualitative components. ● 3Outlook as of 2/8/16 454 535 463 481 479566 535 530 513 480 2,539 2,496 2,316 2,249 2,111 3,559 3,566 3,309 3,243 3,070 4Q14 1Q15 2Q15 3Q15 4Q15 Midstream Services Exploration & Production Energy Business Line Loans ($ in millions; Period-end) Energy1 Credit Metrics >4% reserve2 on energy1 loans  87% nonaccrual loans current on interest, including the 2 loans that are in bankruptcy  $18MM in 2nd lien loans  $23MM deep water exposure  Overall, collateral coverage remains strong  Stress analysis: oil prices remain at $30 bblfor 1 year with static loan balances, reserve estimated to increase by $75-125MM3  Conduct rigorous review of each and every relationship at least quarterly  Prudently downgrading loans based on current quarter & projected performance (NOT historical) using today’s prices, including:• Cash flow with hedges running-off• Senior & total leverage Risk Rating Approach

Card Programs
Generating Fees & Valuable Deposits

Commercial Card Fees
($ in millions)


30
34
37
42
43
2011
2012
2013
2014
2015

Government Card Deposits
(Average; $ in millions)


720
954
1,236
1,465
1,723
2011
2012
2013
2014
2015

Expansion of Card Programs

- Robust pipeline
- Commercial Cards used for:
  - Purchasing
  - Travel and entertainment
  - Online vendor payments
  - Fleet maintenance
- Merchant Services:
  - Enable businesses to accept card payments
  - Advanced security products & reporting tools
- Prepaid card:
  - #2 prepaid card issuer in US[1]
  - 49 distinct state & local government benefit programs
  - Exclusive provider of prepaid debit cards for US Treasury DirectExpress

12/31/15 • [1]Source: the Nilson Report July 2015, based on 2014 data

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Advisory Services
Drives growth in Fiduciary Income

Advisory Services

- Comerica Securities
- Trust Services & Asset Management
  - Institutional & Personal
  - Professional Trust Alliance
- $144B in assets under management & administration

Professional Trust Alliance

- Since 1995
- Agreement with broker/dealers & RIAs to provide trust services to their clients
- 17 alliance partners
- Unique fee generating business
- Dedicated team with 13 offices in the US

Wide Array of Advisory Services[1]


Alliance 24%
Personal Trust & Asset Mgmt. 33%
Comerica Securities 21%
Institutional Trust & Asset Mgmt. 22%

Fiduciary Income
($ in millions)


151
158
171
180
187
2011
2012
2013
2014
2015

12/31/15 • [1]Based on noninterest income

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Expenses Remain Well ControlledFocus on efficiency while facing headwinds 2 2.5 3 3.5 4 2011 2012 2013 2014 2015 Comerica Peer Average Total Noninterest Expenses / Average Assets1(In percentage points) 12/31/15 ● 1Source: SNL ● 2Excludes BOKF, MTB, & ZION as data was not available as of 2/5/16. ● 3Number of employees – full time equivalent. 15 Maintaining Expense Discipline  Continuous review of processes in order to maximize efficiency  Carefully managing workforce  Judiciously negotiate contract renewals  Leverage use of technology  Reallocate resources to faster growing businesses  Driving down consulting, marketing, travel & entertainment, as well as legal fees 4 6 8 10 12 2011 2012 2013 2014 2015 Comerica Peer Average (Avg. Loans + Deposits) / Employee1,2,3($ in millions) Fixed Rate~15% Libor-Based~65%Prime-Based~20% Interest-bearing48% Noninterest-bearing52% 16 Interest Rate SensitivityRemain well positioned for rising rates 12/31/15 ● 1NIB = Noninterest-bearing deposits ● For methodology see the Company’s Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis. Estimated Net Interest Income: Annual (12 month) SensitivitiesBased on Various AssumptionsAdditional Scenarios are Relative to 4Q15 Standard Model($ in millions) ~110 ~180 ~190 ~200 ~210 ~250 ~310 Up 100bps Addl.$3BDepositDecline Addl.20%Increasein Beta Addl.$1BDepositDecline 4Q15StandardModel Addl.~3%LoanGrowth Up 300bps Deposits: Large Proportion of NIB1($ in billions, Period-end) Loan Portfolio: Primarily Floating Rate($ in billions, Period-end) Total$59.9 Total$49.1

Active Capital Management
Increased shares repurchased in 4Q15

Common Shares Outstanding
(in millions)


197
188
182
179
176
2011
2012
2013
2014
2015

Dividends Per Share Growth


$0.40
$0.55
$0.68
$0.79
$0.83
2011
2012
2013
2014
2015

2015 Capital Plan Target[1]:

Up to $393MM equity repurchases over five quarters (2Q15 through 2Q16)

- 4Q15: 1.5MM shares for $65MM
- 3Q15: 1.2MM shares for $59MM
- 2Q15: 1.0MM shares & 500,000 warrants for $59MM
- Pace of buyback linked to financial performance & balance sheet movement

12/31/15 • [1]Outlook as of 2/8/16

Comerica Bank

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Well Positioned for the Future

GROWING LOANS & FEE INCOME
- Positioned in **faster growing markets and industries**
- Focus on cross-sell to drive fee income

CONTROLLING EXPENSES
- Continued **tight expense control** while making necessary investments

MAINTAINING ASSET QUALITY
- **Strong credit culture** leads to **solid credit metrics**
- **Weathered cycle well** relative to peers

MANAGING CAPITAL
- **Strong Capital base**; Basel III Common Equity Tier 1 Capital: 10.53%[2]
- Continue **share buyback**; Increased dividend in 3Q15

POSITIONED FOR RISING RATES
- **200 bps increase** in rates expected to result in **>10% increase in net interest income[1]**

12/31/15 • [1]Analysis based on non-parallel gradual increase in interest rates over 12 months. For methodology see the Company's Form 10-Q, as filed with the SEC. • [2]Estimated

Comerica Bank

18

Appendix

Comerica Bank

Energy Line of Business
30+ Years experience with strong performance through past cycles

E&P portfolio statistics

- ~130 customers
- Hedged 50% or more of revenue:
  - Up to one year = 59% of customers
  - Over one year = 30% of customers
- Fall redeterminations:
  - Borrowing bases declined ~10% on average
  - 45% of borrowers had same or better loan-to-value ratios
- Collateral deficiencies:
  - 7 relationships[1] totaling ~$30MM in deficiencies
  - Typical deficiency amortizes over 6 months

Customer-Base Predominantly E&P

($ in millions; Period-end)


Service 16%
Midstream 15%
Natural Gas 11 %
Mixed 18%
Total $3,070
Oil 40%
Exploration & Production 69% or $2,111
2,539
2,496
2,316
2,249
2,111
4Q14
1Q15
2Q15
3Q15
4Q15

12/31/15 • [1]Commitments totaling ~$200MM

Comerica Bank

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566 535 530 513 480 4Q14 1Q15 2Q15 3Q15 4Q15 21 12/31/15 ● 1Other businesses (not included in our Energy business line) that have a sizable portion of their revenue related to energy or could be otherwise disproportionately negatively impacted by prolonged low oil and gas prices. General Middle Market-TX 48% Corp Banking 22% Small Business 13% TLS 10% Other 7% ~110 Energy-related Customers1($ in millions; Period-end) Total$624 780 741 722 614 624 4Q14 1Q15 2Q15 3Q15 4Q15 ~10% ~25% ~40% ~25% Mixed18% ~60 Energy Services Customers($ in millions; Period-end) Proprietary Services & Manufacturing Products Wellsite Service & Equipment Early Stage Services & Commodity Products Pipeline, Refinery & Industrial Uses Total $480Exploration Production Energy Services and Energy-RelatedGranular, contracting portfolios 22 12/31/15 ● 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 1/20/16 ● 2$ in billions; 4Q15 estimated ● 3Based on MBA annual mortgage origination estimates 566 614 923 1,53 5 1,48 3 1,50 7 1,9 96 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1 ,319 1, 595 1,39 7 1,39 9 2 ,089 2,13 6 1,74 2 200 300 400 500 600 700 800 900 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 Actual MBAMortgageOriginationVolumes Average Loans($ in millions) Mortgage Banker Finance50 Years experience with reputation for consistent, reliable approach MBA Mortgage Originations Forecast1($ in billions) 330 395 381 380 320 372 367 321 1Q15Actual 2Q15Actual 3Q15Actual 4Q15 1Q16 2Q16 3Q16 4Q16 Purchase Refinance 1,2  Provide warehouse financing: bridge from residential mortgage origination to sale to end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Granular portfolio with 100+ relationships  Market share approx. doubled over past five years3  Underlying mortgages are typically related to home purchases as opposed to refinancesAs of 4Q15: • Comerica: ~75% purchase • Industry: 53% purchase1